Schedule 1

Subportfolio	No. Assets	Square Feet Total(1)	Square Feet Owned(1)	Weighted Average Occupancy(1)	Weighted Average Rent PSF(1)	Weighted Average Sales PSF(2)	2019A NOI
Mortgaged							
Tier 1 Enclosed	11	9,020,498	5,481,543	89.2%	$ 26.58	$ 385	$ 95,478,865
Tier 2/Enclosed/Non-Core	5	2,732,857	1,119,159	84.6%	$ 20.44	$ 302	$ 17,880,787
Open-Air	8	2,429,899	1,965,303	96.7%	$ 13.02		$ 26,067,520
Temporarily Encumbered							
Tier 1 Enclosed	7	5,330,791	4,154,418	90.0%	$ 26.18	$ 378	$ 63,228,361
Tier 2/Enclosed/Non-Core		-	-				
Open-Air	24	7,196,864	4,242,393	96.1%	$ 15.11		$ 69,932,966
Unencumbered							
Tier 1 Enclosed	14	11,265,812	7,454,304	86.3%	$ 24.72	$ 334	$ 85,239,340
Tier 2/Enclosed/Non-Core	8	5,851,206	3,266,938	82.8%	$ 16.86	$ 274	$ 21,440,639
Open-Air	12	2,745,140	2,366,765	94.3%	$ 9.71		$ 22,399,968
Joint Venture (Pro Rata Share of NOI)							
Tier 1 Enclosed	9	5,296,646	4,467,047	89.9%	$ 40.53	$ 588	$ 60,296,099
Tier 2/Enclosed/Non-Core		-	-				
Open-Air	3	1,212,239	1,081,187	97.3%	$ 19.13		$ 10,171,832

(1) Square footage, Occupancy and Rent PSF as of June 2020

(2) Sales PSF reflects TTM sales as of February 2020

PEARLRIDGE CENTER

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Aiea, HI	1,303,480 SF	$32.3 Million	$42.4 M / Matures May_2025 / 4.07% and $225.0 M / Matures JUN_2025 / 3.53%



Property Anchor Stores

Tenant	Square Feet
DSI Renal	22,867
Longs Drug Store	26,500
Macy's	150,000
Pearlridge Mall Theatre	40,730
Ross Dress for Less	31,199
Sears	185,000

POLARIS
FASHION PLACE®

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Columbus, OH	1,373,648 SF	$27.8 Million	$240.2 M / Matures MAR_2025 / 3.9% on $225.0 M and 4.46% on $15.2 M


POLARIS
FASHION PLACE

Property Anchor Stores

Tenant	Square Feet
Dick's Sporting	134,473
H & M	21,954
JCPenney	146,006
Macy's	180,486
Sak's Fifth Avenue	100,231
Von Maur	140,000
Fieldhouse (under construction)	n/a

SCOTTSDALE QUARTER

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Scottsdale, AZ	741,239 SF	$20.4 Million	$165.0 M / Matures Jun_2025 / 3.53% and $55.0 M / Matures APR_2027 / 4.36%



Property Anchor Stores

Tenant	Square Feet
H & M	24,310
Restoration Hardware	22,405
Vacant (former IPIC)	44,416

TOWN CENTER
PLAZA · CROSSING

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Leawood, KS	670,662 SF	$16.6 Million	$98.4 M / Matures Feb_2027 / 4.25% on $32.5 M & 5.0% on $65.8 M



Property Anchor Stores

Tenant	Square Feet
Barnes & Noble	30,000
Crate & Barrel	33,875
Macy's	121,233
Restoration Hardware	51,549

CLASSEN CURVE
THE TRIANGLE AT CLASSEN CURVE
NICHOLS HILLS PLAZA

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Oklahoma City, OK	327,723 SF	$7.4 Million	$12.6 M / Matures JAN_2023 / 3.49% and $52.8 M / Matures JUN_2027 / 3.90%



Property Anchor Stores

Tenant	Square Feet
Whole Foods	42,027

THE MALL AT
JOHNSON
CITY

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Johnson City, TN	567,606 SF	$6.9 Million	$47.8 M / Matures MAY_2025 / 6.76%



THE MALL AT JOHNSON CITY

Property Anchor Stores

Tenant	Square Feet
Belk for Her	71,097
Belk Home Store	80,000
Dick's Sporting Goods	45,000
Forever 21	22,229
JCPenney	102,100
Vacant (former Sears)	75,408

THE ARBORETUM

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Austin, TX	193,835 SF	$5.5 Million	$59.4 M / Matures JUN_2027 / 4.13%



PSA BANK

Property Anchor Stores

Tenant	Square Feet
Barnes & Noble	35,773
Pottery Barn	17,365

ARBOR HILLS

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Ann Arbor, MI	86,939 SF	$2.4 Million	$24.0 M / Matures JAN_2026 / 4.27%



Property Anchor Stores

Tenant	Square Feet
No Anchors	

MALIBU
LUMBER YARD

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Malibu, CA	31,514 SF	($646K)	Unencumbered



Property Anchor Stores

Tenant	Square Feet
No Anchors	

PALMS CROSSING

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
McAllen, TX	389,618 SF	$5.4 Million	$33.0 M / Matures AUG_2021 / 5.49%



Property Anchor Stores

Tenant	Square Feet
Barnes & Noble	27,000
Best Buy	45,353
DSW	22,766
Gordman's	50,038
Hobby Lobby	55,000
Overstock Furniture	30,623
Vacant (Sports Authority)	50,617

GATEWAY CENTERS

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Austin, TX	513,612 SF	$9.5 Million	$112.5M / Matures JUN_2027 / 4.03%



WHOLE FOODS
WHOLE FOODS

Property Anchor Stores

Tenant	Square Feet
Best Buy	46,798
Crate & Barrel	25,900
Nordstrom Rack	35,058
Off Fifth Saks	49,662
Regal Cinema	66,918
The Tile Shop	34,776
Whole Foods Market	34,078

THE SHOPS AT
ARBOR WALK

Property Overview

July 2020

Property Location	GLA	2019 NOI	Debt Profile
Austin, TX	309,009 SF	$5.1 Million	$37.3M / Matures AUG_2021 / 5.49%


DXL MENS APPAREL

Property Anchor Stores

Tenant	Square Feet
DSW	27,000
Home Consignment	45,353
Home Depot	n/a
Jo-Ann Fabrics	22,766
Marshalls	50,038
PGA Tour Superstore	55,000
Spec's Wine & Spirits	30,623

Washington Prime Group
Reported Covenants

Bond Covenants	T12 4Q19 (A)		T12 1Q20 (A)		T12 2Q20 (A)		T12 2Q20 (PF)*	
Total Indebtedness to Total Assets	56.9%	*<60%*	51.8%	*<60%*	55.8%	*<60%*	55.8%	*<60%*
Secured Indebtedness to Total Assets	21.8%	*<40%*	19.4%	*<40%*	20.5%	*<40%*	37.8%	*<40%*
Consolidated EBITDA / Annual Service Charge	2.43	*1.50*	2.36	*1.50*	2.17	*1.50*	2.02	*1.50*
Total Unencumbered Assets / Total Unsecured Debt	190.0%	*>150%*	199.0%	*>150%*	181.0%	*>150%*	185.0%	*>150%*

* *pro-forma for the credit facilities modification as if it occurred as of the beginning of the reporting period*

Washington Prime Group
Reported Covenants

Unsecured Bank Covenant	T12 4Q19 (A)		T12 1Q20 (A)		T12 2Q20 (A)*		T12 2Q20 (PF)**	
Total Adjusted Outstanding Debt to Asset Value	57.3%	*<60%*	58.9%	*<60%*	67.5%	*<60%*	67.5%	*N/A*
Total Outstanding Unsecured Debt to Unencumbered Asset Value	51.2%	*<60%*	52.9%	*<60%*	61.6%	*<60%*	63.5%	*N/A*
Secured Indebtedness to Capitalization Value	27.8%	*<40%*	28.3%	*<40%*	32.3%	*<40%*	32.3%	*<40%*
Combined EBITDA / Combined Debt Service	2.26	*>1.50*	2.21	*>1.50*	1.94	*>1.50*	1.90	*>1.50*
Unencumbered Combined EBITDA / Unsecured Interest Expense	2.90	*>1.75*	2.85	*>1.75*	2.51	*>1.75*	1.86	*>1.50*

Secured Bank Covenant	T12 2Q20 (PF)**	
Borrowing Base Leverage - Outstanding Debt to Asset Value	59.4%	*N/A*
BB Interest Coverage - Combined EBIDTA / Combined Debt Service	3.03	*>1.75*
BB Debt Yield - Combined EBITDA to BB Debt	12.0%	*>10%*

* *represents covenant calculations prior to the credit facilities modification that closed and became effective on 8/13/20*
** *pro-forma for the credit facilities modification as if it occurred as of the beginning of the reporting period (these covenants won't necessarily agree to those reported to the bank group)*

Note: as a reminder, leverage covenants for 2Q20 and 3Q20 have been waived with covenant relief continuing by utlization of an annualization builder starting in 4Q20 through 2Q21